SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2004

US LEC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-24061	56-2065535
(Commission File Number)	(I.R.S. Employer Identification No.)

Morrocroft III, 6801 Morrison Boulevard Charlotte, North Carolina	28212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 319-1000

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

On February 26, 2004, we issued a press release announcing results for our fiscal quarter and year ended December 31, 2003.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

US LEC CORP.

By:	/s/ Michael K. Robinson
Michael K. Robinson
Executive Vice President, Finance and Chief Financial Officer

Dated: February 26, 2004

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